SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 July 16, 1996



                           WERNER ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)


     NEBRASKA                       0-14690                      47-0648386
(State or other jurisdiction of   (Commission File            (I.R.S.Employer
incorporation or organization)     Number)                 Identification No.)


INTERSTATE 80 & HIGHWAY 50
POST OFFICE BOX 37308
OMAHA, NEBRASKA                     68137                     (402)895-6640
(Address of principal            (Zip Code)    (Registrant's telephone number)
   executive offices)


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ITEM 5.   OTHER EVENTS.

     On July 16, 1996, Werner Enterprises, Inc. (the Company) announced that its Board of Directors declared a three for two split of the Company's common stock effected in the form of a 50 percent stock dividend. The stock split will be payable on or about August 9, 1996 to stockholders of record at the close of business on July 26, 1996. No fractional shares of common stock will be issued in connection with the stock split. Stockholders entitled to fractional shares will receive a proportional cash payment based on the closing price of a share of common stock on July 26, 1996. A copy of the Company's press release pertaining to the above announcement is attached as Exhibit 99 and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Exhibit 99     Press Release issued by the Company on July 16, 1996.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.

Date:     July 16, 1996                 By:  /s/ Robert E. Synowicki, Jr.
                                             Robert E. Synowicki, Jr.
                                             Executive Vice President and
                                               Chief Financial Officer

Date:     July 16, 1996                 By:  /s/ John J. Steele
                                             John J. Steele
                                             Vice President - Controller and
                                               Secretary